UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

AZZAD FUNDS

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 355

Falls Church, VA  22042

(Address of principal executive offices)(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 355

Falls Church, VA  22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

Invest with faith

Azzad Wise Capital Fund
(Ticker: WISEX)
First Halal Fixed-Income Fund

Azzad Ethical Fund
(Ticker: ADJEX)
Halal Equity Mutual Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website https://www.azzadfunds.com/mutual-funds/, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 888-350-3369. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Fund complex or at your financial intermediary.

ANNUAL REPORT JUNE 30, 2019

8000 Town Centre Drive, Suite 400 | Broadview Heights, Ohio 44147
OFFICE 888.350.3369 or 440.922.0066 | **FAX** 440.526.4446 | www.azzadfunds.com
Azzad Asset Management, Inc. | Adviser to the Azzad Funds | 888.86.AZZAD (888.862.9923)

AZZAD FUNDS

SHAREHOLDER LETTER

JUNE 30, 2019 (UNAUDITED)

Dear Azzad Funds Shareholder,

Enclosed please find your copy of the Azzad Funds annual report, in which you can read a review of your investments for the 12-month period ended June 28, 2019.

The first half of the Azzad Funds’ fiscal year featured a large sell-off in December, caused by a trade conflict between the United States and China. The expectation of rising benchmark interest rates, as well as evidence of slowing global growth, dampened investor demand for both stocks and sukuk bonds amid increased volatility.

Equity and fixed income markets saw a reversal of fortunes as 2019 began, as the Federal Reserve (the “Fed”) announced a pause in its stated plans to continue raising interest rates. The S&P 500 set a new record high in April 2019 with investors focused on a smaller number of stocks with above-average expected near-term earnings growth. Markets are forward-looking mechanisms, and with the effects of the Tax Cuts and Jobs Act of 2017 being fully realized, the search is on for the next source of earnings growth.

As things stand now, trade tensions have added to uncertainty and started to drag down global growth. The Fed recently cut its benchmark rate by 25 basis points—its first cut since 2008—leaving the door open to further action later this year. Investors loved the ensuing stock market rally, but still worry that Fed stimulus at this stage in the economic cycle might just be delaying the inevitable. The economic expansion is 10 years old, and ways to continue stimulating markets at the macro level are in short supply.

Adding to investor stress is a warning sign in the bond market known as yield curve inversion. Every recession has been preceded by an inverted yield curve; however, not every inversion has been followed by a recession. While there is no reason to panic, caution is prudent. If you are thinking of making any drastic moves in your portfolio, know that studies have shown that stocks can continue to rise for months or years following an inversion.

If you would like to discuss your financial goals, please contact an Azzad investment advisor at 888.86.AZZAD. Thank you for your continued trust and investment.

Sincerely,

Joshua Brockwell, CSRICTM

Investment Communications Director

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

Azzad Ethical Fund (ADJEX)

The Azzad Ethical Fund (“Ethical Fund”) rose by 11.24% for the twelve-month period from 7/1/2018 to 6/30/2019, trailing the Russell MidCap® Growth Index, which rose 13.94%.

The mid-cap growth space was the best performing area of the U.S. equity markets during the fiscal year ended 6/30/2019. Growth stocks outperformed value stocks by more than three percent, continuing a decade-long trend.

According to Ethical Fund Sub-Adviser Ziegler Capital Management (“Ziegler”), the Fund’s ethical restrictions helped during the period by avoiding several underperforming areas of the market. While banks and energy are a relatively small part of the mid-cap growth universe, they were among the worst performing areas of the market.

During the period, the Ethical Fund saw some successes in a number of industries. Within the software and services industry, the focus on steady earnings growers was rewarded, according to Ziegler. The Ethical Fund’s winners included a data visualization software specialist that received a takeover bid in June 2019. Not far behind that was a designer of software used to design and test advanced microchips and a technology consultant to the U.S. government. The Ethical Fund also had a number of overweights to software companies that provide and design enterprise management software and cloud services. As companies seek to streamline their processes and lower costs, Ziegler believes that these services will remain in demand.

The Ethical Fund also experienced positive net performance in the pharmaceutical and biotechnology industry. According to Ziegler, holdings acquired for their innovative treatments and pipelines were a source of strength. Further, the Ethical Fund’s focus on names with stable cash flow growth profiles was rewarded here. The retail industry saw a comeback during the year, and the Ethical Fund’s holdings performed better than those of the index. The Ethical Fund’s holdings focused on brick-and-mortar names with services and value propositions that are not easily replicated by internet competitors.

The semiconductor industry was the Ethical Fund’s largest source of underperformance during the period, according to Ziegler. Holdings were hurt by slowing demand within the smartphone and automobile industries, as well as heightened U.S.-China trade tensions. Materials also detracted from performance, with several of the Ethical Fund’s names in steel, chemicals, and packaging suffering from industry over-capacity, which drove down prices and profits.

With this backdrop in mind, the Ethical Fund was recently rebalanced to reflect the changing nature of the investable universe. While the Ethical Fund maintains its positioning lower than the benchmark on several valuation measures, the portfolio did see a marked increase in its revenue and earnings growth estimates. The information technology sector has experienced outperformance relative to the broader market, and the Ethical Fund still remains overweight to this sector. Ziegler believes that current valuations are not as daunting, considering the sector’s earnings growth potential.

Some of the most compelling value may be in the health care sector, they say. In an environment where earnings estimates are declining, this sector’s earnings estimates have been relatively stable. Recent history has shown that there are times that Ziegler’s focus on quality growth companies with proven cash flow generation capabilities can be rewarded. They look forward to a return to that environment.

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

Azzad Wise Capital Fund (WISEX)

The Azzad Wise Capital Fund (“Wise Fund”) returned 3.63% for the 12-month period, underperforming its benchmark, the BofAML U.S. Corp. & Govt. 1-3 Yr. Index, which returned 4.29%.

According to Sub-Adviser Federated Investment Management Company (“Federated”), the first half of fiscal year ended June 30, 2019 saw multiple challenges to the global fixed income asset class. Headwinds from rising interest rates in the United States and country-specific fissures in South Africa and Turkey pushed credit spreads wider. Uncertainty and political risk in Europe related to the outcome of the Italian federal elections producing a Euro-skeptic government as well as the failure of the May regime to secure an orderly Brexit agreement also weighed on spreads.

Mounting trade tensions between the U.S. and China and their subsequent implementation of import tariffs were the main drivers of emerging market volatility, Federated reports. Concern that these tariffs would not be short-lived had a two pronged effect of strengthening the U.S. dollar and depressing global oil prices, which was seen as particularly negative for emerging market economies. While the sell-off was most acutely felt in the equity markets, fixed income assets were not unscathed. In some cases spreads widened to levels not seen since the Financial Crisis.

As slowing global growth became more apparent towards the end of the Wise Fund’s fiscal year, government bond yields collapsed. The 10-year U.S. Treasury yield was over 40 basis points (0.40%) lower over the second quarter, while German Bund yields contracted to levels seen immediately after the initial Brexit referendum.

Corporate fixed income also continued to post positive total returns. Higher quality, long-dated investment grade sukuk tended to outperform shorter tenors as well as high yield given investment grade’s sensitivity to falling yields. While emerging market bonds had a positive quarter overall, local currency bonds performed particularly well as the U.S. dollar weakened.

Within the Wise Fund’s portfolio itself, the allocation to sukuk increased slightly over the year, according to Federated, ending the period at 54% of the portfolio and yielding approximately 3.7% with a duration of 2.1 years. That’s compared to starting the Wise Fund’s fiscal year at 50.5% of the portfolio and yielding 3.8% with a duration of 1.8. Top performing sukuk for the fiscal year ended June 30, 2019 tended to be higher beta and/or longer duration. Indonesia 2027 sovereigns, DP World 2028s, Pakistan 2019 sovereigns, and KSA 2029 sovereigns all returned in excess of 8% over the fiscal year ended June 30, 2019.

Underperforming sukuk were story-specific: Turkey 2022 sovereigns returned -1.11% for the period driven by a deteriorating economic and political outlook, while Mazoon 2027 sukuk returned -5.62% after being downgraded to high yield on the back of Oman’s downgrade.

The Wise Fund’s allocation to Islamic trade finance ended the fiscal year at 8% of assets with a combined yield of 4.81% and a duration of 0.5 years—roughly flat in terms of allocation, 100 basis points higher in yield, and 0.3 years longer in duration year over year. In addition to existing positions in Egypt, Gambia, Indonesia, Pakistan, Togo, and Tunisia, the portfolio committed to participate in new projects in Djibouti, Burkina Faso, the Maldives, and Turkey.

Allocations to Islamic bank deposits represented 23% of the Wise Fund’s assets at fiscal year-end, yielding approximately 2.7% with a duration of 0.3 years. The Wise Fund held Islamic deposits in 5 separate banks globally.

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

Looking ahead to the fiscal year ending June 30, 2020, Federated has identified uncertainty as the dominant theme for Islamic fixed income. In the short to medium term, Federated believes that global growth will be mixed at best. Federated sees global trade tensions persisting and expect that it will further weigh on slowing macroeconomic data.

Against a turbulent geopolitical backdrop, Federated still sees several positive catalysts for the sukuk market over the next year and expects to see continued positive returns in the asset class. Federated believes that market technicals favor longer duration at the moment and that global equity volatility and the dovish tone from central banks will likely persist at least through 2019.

The fact that many sovereign sukuk issuers have strong foreign reserves and sovereign wealth fund support helps to offset oil price volatility, especially in shorter duration sukuk in which the portfolio typically invests. Gulf Cooperation Council (GCC) and non-GCC MENA governments continue to make fiscal reforms and diversify their local economies, making for more sustainable models of growth. Federated also notes that the recent inclusion of sukuk in conventional emerging market fixed income indices provides support from the broader market, a positive sign.

In this environment, Federated prefers GCC, non-GCC Mid-East, and Asian government/corporate sukuk issuers and their attractive U.S. dollar yields relative to conventional bonds. Federated expects global sukuk issuance to be robust through the year, likely providing attractive offerings for fixed income investors.

The performance quoted represents past performance, which does not guarantee future results. This summary represents the views of the Azzad Funds portfolio managers and Sub-Advisers as of June 28, 2019. Those views may change, and the Azzad Funds disclaim any obligation to advise investors of such changes. The Azzad Funds are self-distributed and available by prospectus only. A free copy of the prospectus, which contains information about the Azzad Funds’ risks, fees, and objectives, and other important information, is available at www.azzadfunds.com or by calling 888.350.3369. The S&P 500 is a market-cap weighted index composed of the common stocks of 500 leading companies in leading industries of the U.S. economy. The Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Year Index tracks the performance of U.S. dollar-denominated investment grade corporate and government public debt issued in the U.S. Domestic bond market, excluding collateralized products. The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell MidCap® Index companies with higher price to book ratios and higher forecasted growth values. The indices are unmanaged and an investment cannot be made directly in these or any other index.

AZZAD ETHICAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2019 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2019
	Azzad Ethical Fund	Russell MidCap Growth Index
Six Months	22.44%	26.08%
1 Year	11.24%	13.94%
3 Year	14.58%	16.49%
5 Year	7.78%	11.11%
10 Year	13.46%	16.02%
Since Inception (1)	5.87%	7.47%

(1) December 22, 2000.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The total annual operating expenses, before any fees waived, are 1.15% for the Ethical Fund per the November 1, 2018 prospectus.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

AZZAD WISE CAPITAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2019 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2019
	Azzad Wise Capital Fund	ICE BofAML US Corp&Govt 1-3 Yr Index
Six Months	3.18%	2.72%
1 Year	3.63%	4.29%
3 Year	1.90%	1.61%
5 Year	1.57%	1.46%
Since Inception (1)	1.98%	1.47%

(1) April 6, 2010

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The total annual operating expenses, before any fees waived, are 1.44% for the Wise Fund per the November 1, 2018 prospectus.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

The ICE BofAML US Corp&Gov’t 1-3 Yr Index is comprised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 4/6/2010 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Ethical Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology, 35.68%
Basic Materials, 3.10%
Consumer Cyclical, 16.93%
Consumer Defensive, 4.34%
Financial Services, 2.93%
Healthcare, 13.48%
Industrials, 19.58%
Real Estate, 3.96%

The following chart gives a visual breakdown of the Ethical Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

Technology, 35.21%
Other Assets Less Liabilities, 1.33%
Basic Materials, 3.06%
Real Estate, 3.90%
Consumer Cyclical, 16.71%
Industrials, 19.32%
Consumer Defensive, 4.28%
Financial Services, 2.89%
Healthcare, 13.30%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Wise Fund by the security types the underlying securities represent as a percentage of the portfolio of investments.

Common Stocks, 9.05%
Bank Time Deposits, 24.31%
Trade Finance Agreements, 8.70%
Bonds (Sukuk), 57.94%

The following chart gives a visual breakdown of the Wise Fund by the security types the underlying securities represent as a percentage of net assets.

Bonds (Sukuk), 52.34%
Common Stocks, 8.18%
Other Assets Less Liabilities, 9.67%
Bank Time Deposits, 21.96%
Trade Finance Agreements, 7.85%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2019

Shares		Value

COMMON STOCKS - 95.23%

Aircraft Engines & Engine Parts - 0.37%
3,170	Heico Corp. Class A	$ 327,683

Aircraft Part & Auxiliary Equipment - 0.48%
5,180	Spirit AeroSystems Holdings, Inc. Class A	421,496

Apparel & Other Finished Products of Fabrics & Similar Material - 1.36%
11,020	Carter's, Inc.	1,074,891
705	Lululemon Athletica, Inc. (Canada) *	127,048
		1,201,939
Arrangement of Transportation of Freight & Cargo - 0.92%
9,672	C.H. Robinson Worldwide, Inc.	815,833

Auto Controls for Regulating Residential & Commercial Environment - 0.09%
644	Ingersoll-Rand PLC (Ireland)	81,575

Biological Products (No Diagnostic Substances) - 0.17%
458	Bio-Techne Corp.	95,488
452	Bluebird Bio, Inc. *	57,494
		152,982
Cement, Hydraulic - 0.18%
1,692	Eagle Materials, Inc.	156,848

Computer Communications Equipment - 1.54%
3,135	Arista Networks, Inc. *	813,909
3,768	F5 Networks, Inc. *	548,734
		1,362,643
Computer Peripheral Equipment - 0.77%
1,370	Fortinet, Inc. *	105,257
2,830	Palo Alto Networks, Inc. *	576,641
		681,898
Converted Paper & Paperboard Products (No Containers/Boxes) - 0.32%
2,419	Avery Dennison Corp.	279,830

Electrical Work - 1.35%
31,200	Quanta Services, Inc.	1,191,528

Electronic Components & Accessories - 0.35%
1,234	Hubbell, Inc.	160,914
797	Universal Display Corp.	149,884
		310,798
Electronic Connectors - 1.67%
15,391	Amphenol Corp. Class A	1,476,613

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2019

Shares		Value

Engines & Turbines - 0.48%
1,384	Brunswick Corp.	$ 63,512
2,099	Cummins, Inc.	359,643
		423,155
Fabricated Rubber Products - 0.09%
643	West Pharmaceutical Services, Inc.	80,471

Footwear (No Rubber) - 0.28%
7,800	Skechers USA, Inc. Class A *	245,622

General Industrial Machinery & Equipment - 0.59%
2,473	Zebra Technologies Corp. Class A *	518,069

Hotels & Motels - 0.68%
6,953	Choice Hotels International, Inc.	604,981

Household Appliances - 0.61%
11,406	Smith A O Corp.	537,907

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 1.04%
18,150	Donaldson Co.	923,109

Industrial Instruments for Measurement, Display & Control - 0.58%
7,232	Cognex Corp.	346,991
2,170	MKS Instruments, Inc.	169,021
		516,012
Industrial Organic Chemicals - 0.87%
11,144	Westlake Chemical Corp.	774,062

Laboratory Analytical Instruments - 0.79%
1,804	Bruker Corp.	90,110
2,631	Coherent, Inc. *	358,789
298	Mettler Toledo International, Inc. *	250,320
		699,219
Leather & Leather Products - 0.14%
3,528	Capri Holdings Ltd. (United Kingdom) *	122,351
90	Tapestry, Inc.	2,856
		125,207
Measuring & Controlling Devices - 0.81%
4,399	Rockwell Automation, Inc.	720,688

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.47%
1,753	Cintas Corp.	415,969

Metalworking Machinery & Equipment - 1.26%
13,562	Lincoln Electric Holdings, Inc.	1,116,424

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2019

Shares		Value

Millwood, Veneer, Plywood & Structural Wood Members - 0.67%
15,188	Masco Corp.	$ 595,977

Miscellaneous Food Preparations & Kindred Products - 0.16%
905	McCormick & Company, Inc.	140,284

Miscellaneous Transportation Equipment - 0.09%
841	Polaris Industries, Inc.	76,724

Motor Vehicle Parts & Accessories - 1.92%
5,261	Aptiv Plc. (United Kingdom)	425,247
1	Delphi Technologies PLC. (United Kingdom)	20
9,560	Gentex Corp.	235,272
7,442	Lear Corp.	1,036,447
		1,696,986
Optical Instruments & Lenses - 1.57%
11,775	KLA Tencor Corp.	1,391,805

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.20%
5,769	Edwards Lifesciences Corp. *	1,065,765

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.43%
6,289	RPM International, Inc.	384,321

Paperboard Containers & Boxes - 1.23%
11,381	Packaging Corp. of America	1,084,837

Pharmaceutical Preparations - 3.09%
3,835	Alkermes PLX. (Ireland) *	86,441
7,026	BioMarin Pharmaceutical, Inc. *	601,777
7,678	Elanco Animal Health, Inc.	259,516
6,241	Jazz Pharmaceuticals PLC (Ireland) *	889,717
3,587	Nektar Therapeutics *	127,625
3,007	Sage Therapeutics, Inc. *	550,552
1,464	Sarepta Therapeutics, Inc. *	222,455
		2,738,083
Plastic Material, Synth Resins & Nonvulcan Elastomers - 1.28%
13,999	Hexcel Corp.	1,132,239

Plastic Products - 0.10%
887	Armstrong World Industries, Inc.	86,216

Pumps & Pumping Equipment - 0.08%
875	Xylem, Inc.	73,185

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2019

Shares		Value

Retail-Auto & Home Supply Stores - 2.94%
1,210	AutoZone, Inc. *	$ 1,330,359
3,445	O'Reilly Automotive, Inc. *	1,272,307
		2,602,666
Retail-Auto Dealers & Gasoline Stations - 1.14%
13,497	Copart, Inc. *	1,008,766

Retail-Building Materials, Hardware, Garden Supply - 1.32%
22,054	Fastenal Co.	718,740
4,129	Tractor Supply Co.	449,235
		1,167,975
Retail-Catalog & Mail-Order Houses - 0.28%
850	CDW Corp.	94,350
1,034	Wayfair, Inc. Class A *	150,964
		245,314
Retail-Drug Stores and Proprietary Stores - 0.18%
6,492	Covetrus, Inc. *	158,794

Retail-Family Clothing Stores - 1.33%
10,879	Ross Stores, Inc.	1,078,326
4,350	Urban Outfitters, Inc. *	98,962
		1,177,288
Retail-Radio TV & Consumer Electronics Stores - 0.59%
7,457	Best Buy Co., Inc.	519,977

Retail-Retail Stores - 1.90%
4,846	Ulta Beauty, Inc. *	1,681,029

Retail-Variety Stores - 1.91%
11,348	Dollar General Corp.	1,533,796
1,422	Dollar Tree, Inc. *	152,709
		1,686,505
Semiconductors & Related Devices - 4.54%
11,092	Advanced Micro Devices, Inc. *	336,864
4,285	Analog Devices, Inc.	483,648
34,342	Cypress Semiconductor Corp.	763,766
4,172	IPG Photonics Corp. *	643,531
3,000	Maxim Integrated Products, Inc.	179,460
32,406	ON Semiconductor Corp. *	654,925
12,343	Skyworks Solution, Inc.	953,744
		4,015,938
Services-Advertising Agencies - 0.09%
944	Omnicom Group, Inc.	77,361

Services-Business Services - 0.87%
2,123	Akamai Technologies, Inc. *	170,137
674	Broadridge Financial Solutions, Inc.	86,056

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2019

Shares		Value

Services-Business Services - Continued
349	Fair Isaac Corp. *	$ 109,593
8,757	Zillow Group, Inc. Class C *	406,237
		772,023
Services-Child Day Care Services - 0.99%
5,813	Bright Horizons Family Solutions, Inc. *	877,007

Services-Commercial Physical & Biological Research - 2.02%
1,503	Charles River Laboratories International, Inc. *	213,276
1,688	Exact Science Corp. *	199,251
32,596	Exelixis, Inc. *	696,577
7,162	Incyte Corp. *	608,483
751	PRA Health Sciences, Inc. *	74,462
		1,792,049
Services-Computer Integrated Systems - 1.45%
18,267	GoDaddy, Inc. Class A *	1,281,430

Services-Computer Processing & Data Preparation - 1.92%
766	Proofpoint, Inc. *	92,111
1,258	RingCentral, Inc. *	144,569
5,675	Workday, Inc. Class A *	1,166,666
3,275	Zendesk, Inc. *	291,573
		1,694,919
Services-Computer Programming, Data Processing, Etc. - 3.01%
3,371	Factset Research Systems, Inc.	965,994
2,653	Pluralsight, Inc. Class A *	80,439
23,752	Switch, Inc. Class A	310,914
2,069	TripAdvisor, Inc. *	95,774
34,585	Twitter, Inc. *	1,207,016
		2,660,137
Services-Computer Programming Services - 3.50%
6,582	Epam Systems, Inc. *	1,139,344
9,360	VeriSign, Inc. *	1,957,738
		3,097,082
Services-Consumer Credit Reporting, Collection Agencies - 3.74%
592	Equifax, Inc.	80,063
8,163	Moody's Corp.	1,594,316
22,293	TransUnion	1,638,758
		3,313,137
Services-Detective, Guard & Armored Car Services - 0.69%
5,560	Allegion Plc. (Ireland)	614,658

Services-Educational Services - 0.20%
1,540	Grand Canyon Education, Inc. *	180,211

Services-Home Health Care Services - 0.82%
2,008	Chemed Corp.	724,567

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2019

Shares		Value

Services-Hospitals - 1.06%
14,753	Encompass Health Corp.	$ 934,750

Services-Management Consulting Services - 2.10%
28,028	Booz Allen Hamilton Holding Corp.	1,855,734

Services-Management Services - 0.08%
461	Gartner, Inc. *	74,193

Services-Prepackaged Software - 13.02%
1,277	2U, Inc. *	48,066
3,801	Atlassian Corp. PLC Class A (United Kingdom) *	497,323
516	Autodesk, Inc. *	84,056
22,116	Cadence Design Systems, Inc. *	1,566,034
2,782	Ceridain HCM Holding, Inc. *	139,656
14,601	Citrix Systems, Inc.	1,432,942
3,040	Docusign, Inc. *	151,118
832	Guidewire Software, Inc. *	84,348
2,400	LogMeIn, Inc.	176,832
6,030	Nutanix, Inc. Class A *	156,418
1,666	Okta, Inc. *	205,768
3,463	Paycom Software, Inc. *	785,131
765	PTC, Inc. *	68,666
6,463	Realpage, Inc. *	380,348
6,096	ServiceNow, Inc. *	1,673,779
5,174	Splunk, Inc. *	650,630
14,449	Square, Inc. Class A *	1,047,986
5,229	Tableau Software, Inc. Class A *	868,119
1,723	Teradata Corp. *	61,770
5,413	Twilio, Inc. Class A *	738,063
4,350	Veeva Systems, Inc. Class A *	705,178
		11,522,231
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.08%
961	Church & Dwight Co., Inc.	70,211

Special Industry Machinery - 1.41%
6,648	Lam Research Corp.	1,248,760

Specialty Cleaning, Polishing & Sanitation Preparations - 0.91%
5,250	Clorox Co.	803,828

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.80%
23,553	Steel Dynamics, Inc.	711,301

Sugar & Confectionery Products - 0.52%
3,439	Hershey Co.	460,929

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2019

Shares		Value

Surgical & Medical Instruments & Apparatus - 3.30%
6,819	Dexcom, Inc. *	$ 1,021,759
10,514	Hill-Rom Holdings, Inc.	1,099,975
471	ICU Medical, Inc. *	118,650
858	Insulet Corp. *	102,428
5,216	Integra Lifesciences Holdings Corp. *	291,314
536	Penumbra, Inc. *	85,760
1,033	Resmed, Inc.	126,057
231	Teleflex, Inc.	76,496
		2,922,439
Transportation Services - 1.18%
7,863	Expedia, Inc.	1,046,015

Trucking (No Local) - 2.15%
13,772	Hunt J.B. Transport Services, Inc.	1,258,899
4,338	Old Dominion Freight Line, Inc.	647,490
		1,906,389
Wholesale-Drugs, Proprietaries & Druggists' Sundries - 0.50%
4,270	Herbalife Nutrition Ltd. *	182,586
5,292	Nu Skin Enterprises, Inc. Class A	261,001
		443,587
Wholesale-Durable Goods - 1.45%
11,736	HD Supply Holdings, Inc. *	472,726
3,029	W.W. Grainger, Inc.	812,469
		1,285,195
Wholesale-Medical, Dental & Hospital Equipment & Supplies - 1.16%
14,630	Henry Schein, Inc. *	1,022,637

TOTAL FOR COMMON STOCKS (Cost $65,820,549) - 95.23%		84,286,015

REAL ESTATE INVESTMENT TRUSTS - 3.44%
755	CoreSite Realty Corp.	86,953
11,780	Equity Lifestyle Properties, Inc.	1,429,385
2,924	Extra Space Storage, Inc.	310,236
1,619	Lamar Advertising Co. Class A	130,670
11,476	Life Storage, Inc.	1,091,138
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,570,321) - 3.44%		3,048,382

TOTAL FOR INVESTMENTS (Cost $68,390,870) ** - 98.67%		87,334,397

OTHER ASSETS LESS LIABILITIES, NET - 1.33%		1,178,366

NET ASSETS - 100.00%		$ 88,512,763

* Non-income producing securities during the period.

** Refer to Note 8 for Tax Cost.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2019

Shares		Value

COMMON STOCKS - 8.18%

Beverages - 0.49%
6,782	The Coca-Cola Co.	$ 345,339
2,634	PepsiCo, Inc.	345,396
		690,735
Construction, Mining & Materials Handling Machinery & Equipment - 0.24%
3,375	Dover Corp.	338,175

Converted Paper & Paperboard Products - 0.25%
2,587	Kimberly-Clark Corp.	344,795

Cutlery, Handtools & General Hardware - 0.24%
2,334	Stanley Black & Decker, Inc.	337,520

Electromedical & Electrotherapeutic Apparatus - 0.24%
3,375	Medtronic PLC (Ireland)	328,691

Electronic & Other Electrical Equipment - 0.22%
4,537	Emerson Electric Co.	302,709

Fats & Oils - 0.21%
7,253	Archer-Daniels Midland Co.	295,922

General Industrial Machinery & Equipment - 0.23%
2,149	Illinois Tool Works, Inc.	324,091

Household Appliances - 0.20%
5,977	Smith A O Corp.	281,875

Household Furniture - 0.20%
7,191	Leggett & Platt, Inc.	275,919

Industrial Inorganic Chemicals - 0.53%
1,680	Air Products & Chemicals, Inc.	380,302
1,777	Linde AG PLC (Ireland)	356,822
		737,124
Industrial Instruments for Measurement, Display, and Control - 0.25%
945	Roper Technologies, Inc.	346,116

Men's & Boy's Furnishings - 0.49%
1,497	Cintas Corp.	355,223
518	Kontoor Brands, Inc. *	14,514
3,630	VF Corp.	317,080
		686,817
Miscellaneous Food Preparations & Kindred Products - 0.25%
2,211	McCormick & Company, Inc.	342,727

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2019

Shares		Value

Perfumes, Cosmetics & Other Toilet Preparations - 0.24%
4,643	Colgate-Palmolive Co.	$ 332,764

Petroleum Refining - 0.43%
2,456	Chevron Corp.	305,625
3,818	Exxon Mobil Corp.	292,573
		598,198
Pharmaceutical Preparations - 0.66%
3,950	Abbott Laboratories	332,195
3,836	AbbVie, Inc.	278,954
2,255	Johnson & Johnson	314,076
		925,225
Retail-Building Materials, Hardware, Garden Supply - 0.24%
721	The Sherwin-Williams Co.	330,427

Retail-Drug Stores & Proprietary Store - 0.19%
4,950	Walgreen Boots Alliance, Inc.	270,617

Retail-Lumber & Other Building Materials - 0.22%
3,062	Lowe's Companies, Inc.	308,986

Services-Computer Processing & Data Preparation - 0.24%
2,004	Automatic Data Processing, Inc.	331,321

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.49%
1,776	Ecolab, Inc.	350,653
3,019	The Procter Gamble Co.	331,033
		681,686
Special Industry Machinery (No Metalworking Machinery) - 0.19%
7,178	Pentair PLC (Ireland)	267,022

Specialty Cleaning, Polishing & Sanitation Preparations - 0.21%
1,941	The Clorox Co.	297,187

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.21%
5,260	Nucor Corp.	289,826

Surgical & Medical Instruments & Apparatus - 0.41%
1,486	3M Co.	257,583
1,269	Becton, Dickinson & Co.	319,801
		577,384
Wholesale-Motor Vehicle Supplies & New Parts - 0.21%
2,882	Genuine Parts Co.	298,518

Wholesale-Durable Goods - 0.20%
1,029	W.W. Grainger, Inc.	276,009

TOTAL FOR COMMON STOCKS (Cost $8,493,852) - 8.18%		11,418,386

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2019

Shares/Par		Value

SUKUKS - 52.34%

Airlines - 0.43%
600,000	Al Shindagha Sukuk, Ltd., Series REGS, 3.776%, 11/26/2019 (Cayman Islands)	$ 600,171

Banks - 7.58%
4,369,000	QIB Sukuk, Ltd., REGS, 4.019630%, (3-month US LIBOR +1.500%) 08/19/2019 (Cayman Islands) (3)	4,396,975
1,000,000	QIB Sukuk, Ltd., REGS, 2.754%, 10/27/2020 (Cayman Islands)	998,525
201,000	QIB Sukuk, Ltd., REGS, 3.251%, 05/23/2022 (Cayman Islands)	202,028
4,000,000	SIB Sukuk Co. III Ltd. REGS, 2.843%, 03/17/2020 (Cayman Islands)	3,993,204
1,000,000	SIB Sukuk Co. III Ltd. REGS, 3.084%, 09/08/2021 (Cayman Islands)	996,388
		10,587,120
Basic Materials - 1.71%
2,335,000	Equate Sukuk Spc Ltd. REGS, 3.944%, 02/21/2024 (Kuwait)	2,396,761

Communications Equipment - 1.96%
2,700,000	Axiata Spv2 Bhd, Series REGS, 3.466%, 11/19/2020 (Malaysia)	2,733,005

Financial Services - 6.82%
1,000,000	FAB Sukuk Co. Ltd., REGS, 3.625%, 03/05/2023 (United Arab Emirates)	1,027,360
4,000,000	ICD Sukuk Co. Ltd., REGS, 3.508%, 05/21/2020 (United Arab Emirates)	4,005,020
4,500,000	Jany Sukuk Co. LTD, Series REGS, 2.844%, 09/23/2019 (Cayman Islands)	4,488,750
		9,521,130
Integrated Oils - 3.23%
4,500,000	Petronas Global Sukuk, Series REGS, 2.707%, 03/18/2020 (Malaysia)	4,506,660

Real Estate - 6.10%
1,400,000	Dar Al-Arkan International Sukuk Co., REGS, 6.875%, 03/21/2023 (Cayman Islands)	1,388,472
1,500,000	DIFC Investments LLC, Note, Series REGS, 4.325% 11/12/2024 (United Arab Emirates)	1,553,016
1,000,000	Emaar Sukuk, Ltd., Series REGS, 4.564%, 06/18/2024 (Cayman Islands)	1,032,590
3,500,000	Emaar Sukuk, Ltd., Series REGS, 6.40%, 07/18/2019 (Cayman Islands)	3,508,421
1,000,000	MAF Sukuk, Ltd., Unsecured Note, Series REGS, 4.50%, 11/03/2025 (Cayman Islands)	1,040,515
		8,523,014
Sovereigns - 19.57%
1,000,000	CBB International Sukuk Six, REGS, 5.250%, 03/20/2025 (Bahrain)	1,021,524
1,000,000	Hazine Mustesarligi, Series 144A, 5.004%, 04/06/2023 (Turkey) (1)	964,372
1,000,000	Hazine Mustesarligi, Series 144A, 4.251%, 06/08/2021 (Turkey) (1)	981,716
1,000,000	Hazine Mustesarligi, Series 144A, 5.800%, 02/21/2022 (Turkey) (1)	1,003,480
1,600,000	Indonesia, Government of, Series 144A, 3.400%, 03/29/2022 (Indonesia) (1)	1,624,144
2,000,000	Indonesia, Government of, Series 144A, 3.900%, 08/20/2024 (Indonesia) (1)	2,071,500
300,000	Indonesia, Government of, Series 144A, 4.150%, 03/29/2027 (Indonesia) (1)	314,091
1,600,000	KSA Sukuk, Ltd., Series 144A, 2.894%, 04/20/2022 (Saudi Arabia) (1)	1,616,934
1,000,000	KSA Sukuk, Ltd., Series 144A, 4.303%, 01/19/2029 (Saudi Arabia) (1)	1,071,250
500,000	Oman, Government, Series 144A, 4.397%, 06/01/2024 (Oman) (1)	482,855
2,500,000	Oman, Government, Series 144A, 5.932%, 10/31/2025 (Oman) (1)	2,525,740
1,700,000	Pakistan, Series REGS, 6.750% 12/03/2019 (Pakistan)	1,715,130
2,600,000	Perusahaan Pener Indois Sukuk, Series REGS, 3.300%, 11/21/2022 (Indonesia)	2,632,500

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2019

Shares/Par				Value

Sovereigns - Continued
6,250,000	Sharjah Sukuk 2, Ltd., 3.839%, 01/27/2021 (Cayman Islands)			$ 6,338,800
2,950,000	Zar Sovereign Capital Fund, Series REGS, 3.903%, 06/24/2020 (South Africa)			2,966,691
				27,330,727
Supranationals - 2.34%
1,000,000	IDB Trust Services, Ltd. REGS, 2.111%, 09/25/2019 (Jersey)			999,159
2,270,000	IDB Trust Services, Ltd. REGS, 1.831%, 03/12/2020 (Jersey)			2,263,826
				3,262,985
Transportation & Logistics - 1.12%
1,000,000	DP World Cresent, Ltd, Sr. Unsecd. Note, Series REGS, 3.908%, 5/31/2023 (Cayman Islands)			1,026,766
500,000	DP World Cresent, Ltd, Sr. Unsecd. Note, Series 144A, 4.848%, 09/26/2028 (Cayman Islands)			532,270
				1,559,036
Utilities - 0.74%
1,000,000	Saudi Electricity Global Sukuk, Series REGS, 4.211%, 04/03/2022 (Cayman Islands)			1,038,101

Wireline Telecommunications Services - 0.74%
1,000,000	Saudi Telecom Co., Series 144A, 3.890%, 05/13/2029 (Saudi Arabia) (1)			1,032,100

TOTAL FOR SUKUKS (Cost $72,450,993) - 52.34%				73,090,810

TRADE FINANCE AGREEMENTS - 7.85% (2)
		Acquisition Date (2)	Cost (2)	Value
Consumer Banking - 1.53%
271,617	EcoBank Transnational, Inc., (ETI) EcoBank Group, 3.1875%, 12/18/2019 (Togo)	03/29/2019 - 06/19/2019	$ 271,617	$ 271,752
363,947	Government of Djibouti, 5.500%, 08/05/2019 (2-month US LIBOR +3.800%) (Djibouti) (3)	06/04/2019	363,947	363,947
1,500,000	Turk Eximbank, 4.630%, (Interpolated LIBOR +1.950%) 11/26/2019 (Turkey)	02/28/2019	1,500,000	1,501,500
			2,135,564	2,137,199
Consumer Cyclical - Apparel/Textiles - 0.56%
787,015	PT Pan Brothers TbK, 3.980% - 4.050%, (3-month US LIBOR +2.300%), 10/01/2019 (Indonesia) (3)	03/05/2019 - 05/31/2019	787,015	785,048

Consumer Non-Cyclical/Food-Wholesale - 1.86%
1,089,911	Government of Burkina Faso, 4.938%, (6-month US LIBOR +2.800%), 12/18/2019 (Burkina Faso)	02/28/2019 - 06/20/2019	1,089,911	1,088,821
107,613	Government of the Gambia, 5.670792% - 5.820417%, (2-month US LIBOR +3.800%), 10/11/2019 (Gambia) (3)	07/16/2018 - 10/15/2018	107,613	107,129
900,000	Government of the Gambia, 5.74% - 5.752%, (12-month US LIBOR +3.500%), 03/02/2020 (Gambia) (3)	02/26/2019 - 03/06/2019	900,000	899,550
500,000	PT Pacific Indopalm Industries, 3.660%, (3-month US LIBOR +2.500%) 07/15/2019 (Indonesia)	03/05/2019 - 03/14/2019	500,000	500,000
			2,597,524	2,595,500

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2019

Shares/Par				Value

Energy - Oil Refining and Marketing - 3.19%
992,268	Government of Egypt, 4.85% - 5.10153%, (12-month US LIBOR +2.600%), 03/12/2020 (Egypt) (3)	11/14/2018 - 03/15/2019	$ 992,268	$ 993,757
966,169	Government of Egypt, 4.31% - 4.59%, (12-month US LIBOR +2.500%), 06/22/2020 (Egypt) (3)	05/15/2019 - 06/25/2019	966,169	965,686
493,420	Government of Maldives, 4.840% - 5.040%, (4-month US LIBOR +3.150%), 10/07/2019 (Maldives) (3)	03/15/2019 - 06/28/2019	493,420	493,420
2,000,000	Islamic Republic of Pakistan, 4.900% - 5.030%, (12-month US LIBOR +2.700%), 04/09/2020 (Pakistan) (3)	02/21/2019 - 04/16/2019	2,000,000	2,006,000
			4,451,857	4,458,863
Foreign Sovereign - 0.71%
448,852	Government of Pakistan, 4.5682% - 5.150%, (12-month US LIBOR +2.500%), 06/22/2020 (Pakistan) (3)	05/17/2019 - 06/27/2019	448,852	449,525
541,425	The Tunisian Company of Electricity and Gas, 2.418%, 08/26/2019 (Tunisia)	02/25/2019	541,425	541,425
			990,277	990,950

TOTAL FOR TRADE FINANCE AGREEMENTS (Cost $10,962,237) - 7.85%			$10,962,238	$ 10,967,560

BANK TIME DEPOSITS - 21.96% (4)
5,096,215	Arab Banking Corp., NY Branch, 2.450% - 3.250%, 07/30/2019 - 11/08/2019 (Bahrain)			5,096,215
6,147,406	Gulf International Bank (UK), 2.300% - 2.670%, 07/05/2019 - 11/25/2019 (Bahrain)			6,147,406
9,147,734	Maybank Islamic Bank, 2.700% - 3.000%, 08/30/2019 - 05/06/2020 (Malaysia)			9,147,734
8,263,060	Qatar National Bank, 2.610% - 3.150%, 08/09/2019 - 05/21/2020 (Qatar)			8,263,060
2,015,207	QIB (UK) Plc., 2.150%, 07/10/2019 (Qatar)			2,015,207
TOTAL FOR BANK TIME DEPOSITS (Cost $30,669,622) - 21.96%				30,669,622

TOTAL FOR INVESTMENTS (Cost $122,576,704) ** - 90.33%				126,146,378

OTHER ASSETS LESS LIABILITIES, NET - 9.67%				13,491,793

NET ASSETS - 100.00%				$ 139,638,171

* Non-income producing securities during the period.

** Refer to Note 8 for Tax Cost.

(1) Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At June 30, 2019 these liquid restricted securities amount to $14,220,452, which represented 10.18% of total net assets.

(2) Denotes a restricted and/or an illiquid security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales; or (c) is considered an illiquid security as defined by the Investment Company Act of 1940.  At June 30, 2019, these restricted and/or illiquid securities amounted to $10,967,560, which represented 7.85% of total net assets and level 3 securities.

(3) Floating/variable note with current rate and current maturity or next reset date shown.

(4) Variable rate instrument, varying maturity dates ranging from one month to twelve months; 7 day demand redemption clause per deposit.

LIBOR – London Interbank Offered Rate.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2019

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Value (Cost $68,390,870 and $122,576,704, respectively)	$ 87,334,397	$126,146,378
Cash	1,150,824	11,022,408
Receivables:
Shareholder Subscriptions	48,588	1,688,438
Securities Sold	-	110,964
Dividends	55,069	19,053
Sukuk and Other Income	-	998,416
Prepaid Expenses	14,873	15,541
Total Assets	88,603,751	140,001,198
Liabilities:
Shareholder Redemptions	801	58,776
Distributions Payable	-	148,733
Due to Adviser	47,464	114,484
Distribution Fees	16,148	2,476
Trustee Fees	1,319	1,899
Accrued Expenses	25,256	36,659
Total Liabilities	90,988	363,027
Net Assets	$ 88,512,763	$139,638,171

Net Assets Consist of:
Paid In Capital	$ 67,495,439	$136,254,750
Distributable Earnings	21,017,324	3,383,421
Net Assets, for 5,965,112 and 13,205,997 Shares Outstanding, respectively	$ 88,512,763	$139,638,171

Net Asset Value Per Share	$ 14.84	$ 10.57

Redemption Price Per Share ($14.84*0.98; $10.57*0.98) Note 5*	$ 14.54	$ 10.36

* The Funds will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Azzad Ethical Fund and for the Azzad Wise Capital Fund.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENTS OF OPERATIONS

For the year ended June 30, 2019

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends	$ 831,891	$ 244,137
Sukuk Income	-	2,195,724
Other Income from Underlying Investments (net of foreign tax withheld $0 and $5,651, respectively)	-	1,207,013
Total Investment Income	831,891	3,646,874

Expenses:
Advisory	673,052	1,443,026
Distribution	126,197	60,631
Legal	8,093	8,867
Transfer Agent	65,407	78,007
Audit	13,290	17,214
Registration and Filing Fees	29,187	29,439
Administrative	8,997	8,997
Custody	22,341	57,551
Printing	7,900	7,237
Trustee	2,500	5,209
Miscellaneous	5,617	17,679
Insurance	923	923
Total Expenses	963,504	1,734,780
Fees Waived by the Adviser	(130,603)	(170,492)
Net Expenses	832,901	1,564,288

Net Investment Income (Loss)	(1,010)	2,082,586

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Realized Gain (Loss) on Investments and Foreign Currency Transactions	4,211,010	(191,490)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	5,261,298	2,483,668
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	9,472,308	2,292,178

Net Increase in Net Assets Resulting from Operations	$ 9,471,298	$ 4,374,764

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	6/30/2019	6/30/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (1,010)	$ (62,723)
Net Realized Gain on Investments	4,211,010	3,150,227
Unrealized Appreciation on Investments	5,261,298	8,686,938
Net Increase in Net Assets Resulting from Operations	9,471,298	11,774,442

Distributions to Shareholders:
Distributions	(4,507,877)	(9,804,949)	(a)
Total Distributions	(4,507,877)	(9,804,949)

Capital Share Transactions	2,850,917	9,783,888

Total Increase in Net Assets	7,814,338	11,753,381

Net Assets:
Beginning of Year	80,698,425	68,945,044

End of Year	$ 88,512,763	$ 80,698,425	(b)

(a) For the year ended June 30, 2018, total distributions consisted of long term capital gains of $9,804,949.

(b) As of June 30, 2018, Accumulated Undistributed Net Investment Loss was ($42,318).

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	6/30/2019	6/30/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 2,082,586	$ 1,297,329
Net Realized Gain (Loss) on Investments	(191,490)	800,091
Unrealized Appreciation (Depreciation) on Investments	2,483,668	(1,211,220)
Net Increase in Net Assets Resulting from Operations	4,374,764	886,200

Distributions to Shareholders:
Distributions	(2,725,267)	(1,178,241)	(a)
Total Distributions	(2,725,267)	(1,178,241)

Capital Share Transactions	27,494,275	6,631,972

Total Increase in Net Assets	29,143,772	6,339,931

Net Assets:
Beginning of Year	110,494,399	104,154,468

End of Year	$ 139,638,171	$ 110,494,399	(b)

(a) For the year ended June 30, 2018, total distributions consisted of net investment income of $1,178,241.

(b) As of June 30, 2018, Accumulated Undistributed Net Investment Income was $134,281.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

STATEMENT OF CASH FLOWS

For the year ended June 30, 2019

Increase (decrease) in cash:

CASH FLOW FROM OPERATING ACTIVITIES:
Net Increase in Net Assets Resulting from Operations	$ 4,374,764

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Purchases of Investment Securities	(43,440,146)
Proceeds from Disposition of Investment Securities	27,895,984
Purchase of Short-Term Investments, Net	(3,579,106)
Decrease in Prepaid Expenses	1,532
Increase in Dividend, Sukuk and Other Income Receivable	(284,445)
Increase in Distributions Payable	65,581
Decrease in Receivable for Securities Sold	522,272
Increase in Receivable for Shareholder Subscriptions	(1,660,285)
Increase in Payable for Shareholder Redemptions	10,074
Increase in Payable to Advisor	26,804
Increase in Accrued Expenses	5,395
Net Realized Loss on Investments and Foreign Currency Transactions	191,490
Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions	(2,483,668)
NET CASH USED IN OPERATING ACTIVITIES	(18,353,754)

FINANCING ACTIVITIES:
Distributions Paid in Cash	(2,044,068)
Proceeds from Shares Sold	66,682,437
Payment on Shares Redeemed (net of redemption fees)	(39,869,361)
NET CASH PROVIDED BY FINANCING ACTIVITIES	24,769,008

Net Increase in Cash	$ 6,415,254
Cash at Beginning of Year	4,607,154
Cash at End of Year	$ 11,022,408

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestments of dividends and distributions of $681,199.

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	For the Years Ended
	6/30/2019		6/30/2018	6/30/2017	6/30/2016	6/30/2015

Net Asset Value, at Beginning of Year	$ 14.18		$ 13.88	$ 12.06	$ 13.44	$ 13.69

Income From Investment Operations:
Net Investment Income (Loss) *	0.00	***	(0.01)	(0.01)	0.01	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.43		2.31	1.84	(1.31)	0.97
Total from Investment Operations	1.43		2.30	1.83	(1.30)	0.94

Distributions:
Net Investment Income	0.00		0.00	(0.01)	0.00	0.00
Realized Gains	(0.77)		(2.00)	0.00	(0.08)	(1.19)
Total Distributions	(0.77)		(2.00)	(0.01)	(0.08)	(1.19)

Redemption Fees (a) ***	0.00		0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 14.84		$ 14.18	$ 13.88	$ 12.06	$ 13.44

Total Return **	11.24%		17.37%	15.20%	(9.66)%	7.05%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 88,513		$ 80,698	$ 68,945	$ 65,408	$ 64,361
Before Waivers
Ratio of Expenses to Average Net Assets	1.14%		1.15%	1.17%	1.16%	1.19%
Ratio of Net Investment Loss to Average Net Assets	(0.15)%		(0.25)%	(0.23)%	(0.12)%	(0.41)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%		0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.00%		(0.09)%	(0.06)%	(0.05)%	(0.21)%
Portfolio Turnover	49.29%		28.83%	107.97%	33.70%	29.80%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	For the Years Ended
	6/30/2019	6/30/2018	6/30/2017	6/30/2016	6/30/2015

Net Asset Value, at Beginning of Year	$ 10.43	$ 10.45	$ 10.44	$ 10.39	$ 10.34

Income From Investment Operations:
Net Investment Income *	0.18	0.13	0.11	0.07	0.06
Net Gain (Loss) on Securities (Realized and Unrealized)	0.19	(0.04)	0.01	0.05	0.05
Total from Investment Operations	0.37	0.09	0.12	0.12	0.11

Distributions:
Net Investment Income	(0.19)	(0.11)	(0.11)	(0.07)	(0.06)
Realized Gains	(0.04)	0.00	0.00	0.00	0.00
Total Distributions	(0.23)	(0.11)	(0.11)	(0.07)	(0.06)

Redemption Fees (a) ***	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 10.57	$ 10.43	$ 10.45	$ 10.44	$ 10.39

Total Return **	3.63%	0.90%	1.19%	1.15%	1.02%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 139,638	$ 110,494	$ 104,154	$ 93,297	$ 91,912
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.43%	1.44%	1.42%	1.42%	1.45%
Ratio of Net Investment Income to Average Net Assets	1.58%	1.05%	0.95%	0.60%	0.57%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.29%	1.29%	1.29%	1.36%	1.49%
Ratio of Net Investment Income to Average Net Assets	1.72%	1.20%	1.07%	0.66%	0.53%
Portfolio Turnover	39.40%	40.14%	43.01%	19.10%	41.27%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2019

Note 1.

Organization

The Azzad Funds (the "Trust") is an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act"). The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), which commenced operations on December 22, 2000 and is a registered, non-diversified fund, and the Azzad Wise Capital Fund (the “Wise Fund”), which commenced operations on April 6, 2010 and is a registered, non-diversified fund, (collectively the "Funds"). Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including separately managed (wrap) programs.

Non-Diversification Risk- The Funds are non-diversified, which means they may invest a greater percentage of their assets in a fewer number of holdings as compared to other mutual funds that are more broadly diversified.  As a result, the Funds’ share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in a Fund’s portfolio may have a significant negative impact on the Fund’s performance.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The Funds follow the accounting and reporting guidance of FASB Accounting Standard Codification 946 and Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Wise Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, income, and foreign withholding taxes recorded on the Wise Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gain/(loss) on the statement of operations also includes realized gain distributions received from Real Estate Investment Trusts (“REITS”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date.  Sukuk income and income from other investments in the Wise Fund are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2019) or expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended June 30, 2019, the Funds did not incur any interest or penalties.

Cash and cash equivalents – The Funds consider all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Funds may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Funds have not experienced losses on these accounts, and management believes that the Funds are not exposed to significant risks on such accounts.

Restricted and Illiquid Securities - Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities by the Adviser, for purposes of the 15% limitation, pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019

Redemption Fees- The Ethical Fund and the Wise Fund each charge a 2.00% redemption fee for shares redeemed within 90 days of investment.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fees charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.  See Note 5.

Dividends and Distributions to Shareholders- The Ethical Fund intends to distribute substantially all of its net investment income as dividends to their shareholders on at least an annual basis. Net investment income in Wise Fund, if any, is declared as dividends and paid monthly. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.   Please see Note 8 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

The Board has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.

The Board has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the Adviser to apply those methods in making fair value determinations, subject to Board oversight. The Adviser has established a Valuation Committee to oversee the implementation of these Procedures. The Valuation Committee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The Valuation Committee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The Valuation Committee meets annually and on an as needed basis. The Valuation Committee reviews its own fair value decisions and reports to the Board on all fair valuation decisions that are made. The Board reviews all valuation decisions made by the Valuation Committee and evaluates whether the Valuation Committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Sukuk. The Wise Fund invests in Sukuk. Sukuk are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019

of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuk do not earn interest payments.

Sukuk may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuk based on their credit quality and the issuer’s ability to pay investors. Sukuk receive ratings that look exactly like conventional bonds. At June 30, 2019, 52.34% of the Wise Fund’s net assets were invested in Sukuk.  These instruments will be categorized as level 2 investments in the fair value hierarchy.

Trade Finance Agreements.  Trade finance agreements in which the Wise Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Wise Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance agreement transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties.    A trade finance agreement transaction can involve various structures.  For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance agreements are located primarily in or have exposure to global emerging markets. As such, the Wise Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance agreements asset class such as liquidity risk, credit rating risk, and counter-party risk. The Wise Fund will only invest in trade finance agreements related securities if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy. Trade finance agreements will be categorized as level 3 investments in the fair value hierarchy. Trade finance agreements are considered illiquid securities as defined by the 1940 Act. The Wise Fund’s investments in trade finance agreements at June 30, 2019 represented 7.85% of the Wise Fund’s net assets.

Bank Time Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments.  Bank time deposits will be categorized as level 2 investment in the fair value hierarchy. The Wise Fund’s investments in bank deposits represented 21.96% of its net assets at June 30, 2019.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of June 30, 2019:

Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 84,286,015	$ -	$ -	$ 84,286,015
Real Estate Investment Trusts	3,048,382	-	-	3,048,382
	$ 87,334,397	$ -	$ -	$ 87,334,397

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the year ended June 30, 2019.

Wise Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 11,418,386	$ -	$ -	$ 11,418,386
Sukuk *	-	73,090,810	-	73,090,810
Trade Finance Agreements *	-	-	10,967,560	10,967,560
Bank Time Deposits	-	30,669,622	-	30,669,622
	$ 11,418,386	$103,760,432	$ 10,967,560	$126,146,378

* Industry classifications for these categories are detailed in each Fund’s Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2 or Level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Trade Finance Agreements
Balance as of 6/30/2018	$ 8,433,130
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	(21,605)
Realized Gain/(Loss)	-
Purchases	17,897,616
Sales	(15,341,581)
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2019	$ 10,967,560

The Wise Fund uses a pricing service to provide price evaluations for Level 3 Trade Finance Agreements. The values supplied by the pricing service under this agreement are determined by market quotations where such quotations are available, fair value where market quotations are not

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019

available. Unless otherwise stated the valuations are marked Mid-Market for each transaction and are derived from proprietary models. The quantitative unobservable inputs used by the pricing service are proprietary and not provided to the Wise Fund and therefore the disclosure that would address these inputs is not included above.

Note 4.

Transactions with the Adviser and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Adviser") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Ethical Fund and Wise Fund, respectively.

For the year ended June 30, 2019, the Adviser earned $673,052 and $1,443,026 in advisory fees for the Ethical Fund and Wise Fund, respectively. At June 30, 2019, the Adviser was owed $45,960 and $113,744 in advisory fees for the Ethical Fund and Wise Fund, respectively.

The Funds’ Adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 1.29%, for Ethical Fund and Wise Fund, respectively, of average daily net assets for a five year period ending December 1, 2023. Prior to November 1, 2015, the Wise Fund’s net annual operating expenses were limited to 1.49% of average daily net asset.  Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the Funds within three years after such reimbursement or waiver occurred, if the Funds are able to make the repayment without exceeding the expense limitations (or, if less, the expense limitation then in place). For the year ended June 30, 2019, the Adviser waived fees of $130,603 for the Ethical Fund and $170,492 for the Wise Fund.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three-year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2019, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $369,695 and $462,249, respectively.  As of June 30, 2019, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Ethical Fund	Wise Fund
June 30, 2017	June 30, 2020	$ 116,261	$ 128,661
June 30, 2018	June 30, 2021	$ 122,831	$ 163,096
June 30, 2019	June 30, 2022	$ 130,603	$ 170,492

Sub-advisory Agreement – The Adviser entered into a Sub-Advisory Agreement with Ziegler Capital Management (“Sub-Adviser”, “Ziegler”) on August 16, 2012, on behalf of the Ethical Fund.  The sub-advisory fee paid to Ziegler is paid by the Adviser, not the Ethical Fund and therefore does not impact the fees paid by the Ethical Fund.  The Ethical Fund receives additional research services and investment management expertise, from a reputable firm, without additional expense to the Ethical Fund.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019

The Adviser entered into a Sub-Advisory Agreement with Federated Investors, Inc. (“Sub-Adviser”, “Federated”) on March 10, 2014, on behalf of the Wise Fund. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund and therefore does not impact the fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser.  Pursuant to the Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Adviser $750 per month, per Fund.   For the year ended June 30, 2019, the Ethical Fund and the Wise Fund each paid the Adviser $8,997 for administrative services pursuant to the agreement.  As of June 30, 2019, the Ethical Fund owed the Adviser $1,504 and the Wise Fund owed the Adviser $740, respectively, in administrative fees.

Note 5.

Capital Share Transactions

Each Fund is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years ended June 30, 2019 and 2018:

Ethical Fund	Year Ended 6/30/2019		Year Ended 6/30/2018
	Shares	Amount	Shares	Amount
Shares Sold	1,304,130	$ 17,897,753	1,382,024	$ 19,208,360
Shares issued in reinvestment of distributions	141,967	1,740,520	301,932	4,045,890
Redemption fees	-	262	-	1,608
Shares redeemed	(1,173,655)	(16,787,618)	(958,247)	(13,471,970)
Net Increase	272,442	$ 2,850,917	725,709	$ 9,783,888

As of June 30, 2019, paid-in-capital totaled $67,495,439.

The following is a summary of capital share activity for the years ended June 30, 2019 and 2018:

Wise Fund	Year Ended 6/30/2019		Year Ended 6/30/2018
	Shares	Amount	Shares	Amount
Shares Sold	6,359,890	$ 66,682,437	3,018,546	$ 31,625,096
Shares issued in reinvestment of distributions	65,262	681,199	25,455	266,501
Redemption fees	-	3,841	-	5,940
Shares redeemed	(3,816,142)	(39,873,202)	(2,412,957)	(25,265,565)
Net Increase	2,609,010	$ 27,494,275	631,044	$ 6,631,972

As of June 30, 2019, paid-in-capital totaled $136,254,750.

Shareholders of the Funds are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 90 days after their purchase. The tables above reflect the redemption fees collected from shareholders of the Ethical and Wise Funds, respectively, and reclassified to paid-in-capital.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019

Note 6.

Investment Transactions

For the year ended June 30, 2019, purchases and sales of investment securities other than short-term investments aggregated $40,214,042 and $41,002,860 respectively, for the Ethical Fund. For the year ended June 30, 2019, the totals were $43,207,272 and $27,424,433, respectively, for the Wise Fund.

Note 7. Concentration of Risk

The Wise Fund invests in securities of non-U.S. and U.S. issuers.  Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.  As of June 30, 2019, the diversification of countries was as follows:

Country	Percentage of Net Assets
Cayman Islands	22.61%
Malaysia	11.74%
Bahrain	8.78%
United States	7.49%
Qatar	7.36%
Indonesia	5.67%
United Arab Emirates	4.72%
Turkey	3.19%
Pakistan	2.99%
Saudi Arabia	2.67%
Jersey	2.34%
Oman	2.16%
South Africa	2.12%
Kuwait	1.71%
Egypt	1.40%
Burkina Faso	0.78%
Gambia	0.72%
Ireland	0.69%
Tunisia	0.39%
Maldives	0.35%
Djibouti	0.26%
Togo	0.19%

Note 8.

Tax Matters

As of June 30, 2019, the tax basis components, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments	$ 68,412,935	$122,576,704

Gross tax appreciation of investments	$ 21,302,107	$ 3,948,704
Gross tax depreciation of investments	$(2,380,645)	$ (379,030)
Net tax appreciation	$ 18,921,462	$ 3,569,674

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2019 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Ethical Fund	Wise Fund
Unrealized appreciation on investments	$ 18,921,462	$ 3,569,674
Undistributed ordinary income	-	5,237
Accumulated Realized Losses
Short-term non expiring	-	(48,635)
Long-term non expiring	-	(185)
Deferral of post October Capital Loss	-	(142,670)
Deferral of post December net investment loss	(36,370)	-
Undistributed realized gains (loss)	2,132,232	-
	$ 21,017,324	$ 3,383,421

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences for the Wise Fund. Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.

The Funds paid the following distributions for the years ended June 30, 2019 and 2018:

Ethical Fund
Year Ended	$ Amount	Tax Character
6/30/2019	$ 1,668,397	Ordinary Income
6/30/2019	$ 2,839,480	Long-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2018	$ 9,804,949	Long-Term Capital Gain

Wise Fund
Year Ended	$ Amount	Tax Character
6/30/2019	$ 2,211,621	Ordinary Income
6/30/2019	$ 513,646	Long-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2018	$ 1,178,241	Ordinary Income

Note 9.

Distribution Plan

The Funds maintain that certain Amended and Restated Distribution Plan (a “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows each Fund to pay distribution expenditures incurred in connection with the sale and promotion of such Fund and the furnishing of services to shareholders of the Fund.  The Plan provides that the Fund may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of Ethical Fund and Wise Fund, respectively.  Under the Plan,  permitted expenditures include: (a) payments, including incentive

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019

compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Shares, or that may be advising shareholders of the Funds regarding the purchase, sale or retention of Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Funds’ shares and their shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports for each Fund’s shares for recipients other than existing shareholders; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.  Because these expenses are paid out of each Fund’s respective assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2019, the Ethical Fund incurred $126,197 in distribution fees and the Wise Fund incurred $60,631 in distribution fees.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the funds under Section 2(a)(9) of the 1940 Act.  As of June 30, 2019, Folio Investments, Inc. (“Folio”), in aggregate, owned approximately 47% and 65% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, Folio may be deemed to control the Funds.

Note 11.  Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

Note 12. Subsequent Events

On July 31, 2019, the Wise Fund paid shareholders of record at July 30, 2019, a net investment income distribution of $235,762, equivalent to $0.017406 per share. On August 30, 2019, the Wise Fund paid shareholders of record at August 29, 2019, a net investment income distribution of $208,882, equivalent to $0.015403 per share. Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019

Note 13. New Accounting Pronouncement

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 5, 2018, the Fund’s adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of June 30, 2019, had no effect on the Fund's net assets or results of operations.

AZZAD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Ethical Fund and Azzad Wise Capital Fund,

   each a Series of the Azzad Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”), each a series of The Azzad Funds, (the “Funds”) including the schedules of investments, as of June 30, 2019, the related statements of operations for the year then ended, the statement of cash flows for the Wise Fund for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the years in the five-year period then ended.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations and cash flows for the Wise Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of June 30, 2019, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditors since 2005

Abington, Pennsylvania

August 29, 2019

AZZAD FUNDS

EXPENSE ILLUSTRATION

JUNE 30, 2019 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2019	June 30, 2019	January 1, 2019 to June 30, 2019

Actual	$1,000.00	$1,224.42	$5.46
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.89	$4.96

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Wise Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2019	June 30, 2019	January 1, 2019 to June 30, 2019

Actual	$1,000.00	$1,031.81	$6.50
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.40	$6.46

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AZZAD FUNDS

TRUSTEES AND OFFICERS

JUNE 30, 2019 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 71	Trustee Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	None
Abed Awad, Esq. 777 Terrance Avenue Suite 303 Hasbrouck Hts., NJ 07604 Age: 50	Trustee Since 2013	2	Partner at Awad & Khoury, Attorneys at Law, Hasbrouck Heights, NJ (since August 2010), Principal at Law Offices of Abed Awad, Clifton, NJ (September 1999 – August 2010)	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Bashar Qasem 3141 Fairview Park Drive Suite 355 Falls Church, VA 22042 Age: 55	Chairman, Treasurer and Trustee Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)	None
Jamal Elbarmil 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 58	Secretary Since 2001	2	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001 and 2008 respectively).	N/A
Manal Fouz* 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 45	Chief Compliance Officer Since 2007	2	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002 and 2007 respectively )	N/A

*Manal Fouz is the wife of Bashar Qasem.

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2019 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

ADVISORY AND SUB-ADVISORY AGREEMENTS RENEWAL

In connection with a meeting held on April 25, 2019, the Board of Trustees (the “Board” or the “Trustees”) of the Azzad Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements (the “Advisory Agreements”) between Azzad Asset Management (the “Adviser”) and the Trust, with respect to the Azzad Ethical Fund and the Azzad Wise Capital Fund (the “Funds”). The Trustees also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreements”) between the Adviser and Ziegler Capital Management (“Ziegler”), as well as, between the Adviser and Federated Investment Management (“Federated”), with respect to the Azzad Ethical Fund and Azzad Wise Capital Fund, respectively. In considering the renewal of the Advisory and Sub-Advisory Agreements, the Trustees requested and received materials specific to each contract, the respective Adviser or Sub-Adviser as well as, the services provided to the Funds under those contracts.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser and each Sub-Adviser, including financial information, a description of personnel and the services provided to the Funds, information on investment advice and performance; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) benefits to be realized by the Adviser and each Sub-Adviser from its relationship with the Funds.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling in their decision. In reaching their decision to renew the Agreements, the Board considered the factors enumerated below.

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

ADVISORY AGREEMENTS WITH AZZAD ASSET MANAGEMENT AND EACH OF THE AZZAD ETHICAL FUND AND THE AZZAD WISE CAPITAL FUND

1)

Nature, Quality and Extent of the Advisory Services Provided to the Azzad Funds

The Board considered the nature, extent and quality of services provided by the Adviser to the Azzad Funds. The Trustees considered the significant resources, time and money that the Adviser commits to managing the Funds. They considered the unique investment philosophy and strategy of the Funds and the Adviser’s experience overseeing the Funds’ Sub-Advisers. They considered the Adviser’s maintenance of a proprietary software used by each Fund to adhere to its investment restrictions and guidelines. They considered that the Adviser is responsible for providing the Funds’ Sub-Advisers with guidance and clarity on various matters that are related to the Funds’ investment philosophy. The Trustees considered that the work of the Adviser is not duplicative of any Sub-Adviser and that the Adviser’s employees are responsible for a significant amount of work on behalf of the Funds. Under the Advisory Agreements, this includes: providing Trust officers, voting and recording proxies, coordinating with service providers, overseeing the Funds’ investment strategies and Sub-Advisers, and in the case of the Azzad Wise Capital Fund, the Adviser provides a portfolio manager to manage the equity portion of the Fund.  Moreover, the Adviser prints and delivers summary prospectuses to prospect (and existing) shareholders, maintains a website for investors to obtain more information about each Fund and is available to answer questions about each Fund. The Trustees also considered the CCO’s allocation of time to the Funds, her compensation, and experience.  They noted the Adviser has a separate Administration Agreement pursuant to which the Adviser also coordinates and organizes board meetings and meeting materials, prepares the minutes of each meeting and prepares and oversees the Funds’ registrations statement and other filings required to be made with the SEC.  The Funds are also self-distributed, so Adviser personnel serving as Trust officers review and oversee third party selling arrangements or shareholder servicing arrangements with financial intermediaries and manage all distribution agreements and payment of related fees.

The Board discussed such services and expressed their satisfaction.  They reviewed the Form ADV, financial data and the compliance policies and procedures provided by the Adviser.  The Board concluded that the Adviser has sufficient financial capabilities, quality and depth of personnel and compliance policies and procedures essential to perform its duties under the Agreements and that the nature, quality and extent of the advisory services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory to the Board.

2)

Investment Performance of the Azzad Funds and the Adviser

The Trustees reviewed each Fund’s performance for prior periods and noted that Fund performance is also reviewed at each quarterly board meeting. The reviews included a comparison of each Fund’s performance to that of the relevant benchmark and other funds in the relevant Morningstar category. The Trustees acknowledged receiving the attribution information, portfolio characteristics and performance information for each Fund. Azzad Ethical Fund: The Trustees noted that, for the period ended December 31, 2018, the Fund’s 1-year performance was slightly above that of its benchmark, but that its 3, 5 and 10-year performance trailed its benchmark. They noted that the Fund incorporates restrictions that the benchmark does not use. They also noted the Fund’s recent investment strategy shift to replicate an enhanced index fund and actions taken to seek to improve performance appear to have had a positive effect.  Azzad Wise Capital Fund: The Trustees noted that, for the period ended December 31, 2018, the Fund’s 1-year performance trailed its benchmark, but its 3, 5

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

years and since inception (4/6/2010) performance was above that of its benchmark. The Trustees further noted that the Fund was a short-term bond fund with a unique mandate.

The Board concluded that the long-term performance of the Azzad Ethical Fund was satisfactory, and the more recent performance was reasonable considering the Fund’s investment restrictions.  The Trustees concluded that Azzad Wise Capital Fund’s performance over the prior periods has been satisfactory and consistent with the long-term investment strategy being pursued by the Fund.

3)

Costs of the Services Provided to the Funds, and Profits Realized by the Adviser

The Trustees considered whether the Adviser’s compensation is fair and reasonable considering the resources it spends on overseeing and managing the Funds. They acknowledged receiving the Adviser’s financial statements and their review of various payments made by the Funds. They noted that the Funds use a considerable amount of the Adviser’s internal resources, both financial and human capital in servicing the Funds. The Adviser compensates the Sub-Advisers out of its investment management fee and the Adviser utilizes its proprietary screening software in managing the Funds, in accordance with their investment mandates. They also noted that the Funds’ have an expense cap agreement in effect until December 1, 2023, which was renewed by the Adviser and that, in addition to such contractual fee waivers or expense reimbursements, the Adviser offsets various Fund costs, including providing a CCO.  They noted that the Azzad Ethical Fund’s expense ratio is categorized by Morningstar as below average for actively managed mid cap growth mutual funds On the other hand, the Azzad Wise Capital Fund’s expense ratio is categorized as above average.  However, the Trustees agreed this was acceptable, given the Fund’s unique investment strategy.

The Trustees considered the ratio of the Adviser’s fees to their costs and the amount of the Adviser’s profit from the Fund in relation to the nature and quality of services they provide to each Fund. The Trustees noted that the Adviser’s profitability is primarily derived from the investment management fees it charges clients and that it does not have any noninvestment advisory business. They separately considered the costs of marketing, self-distribution of the Funds, and the Funds’ compliance officer, which are provided by the Adviser. After careful consideration, the Trustees concluded that the overall costs incurred by the Funds for the services they receive from the Adviser are reasonable and that the fees are satisfactory based on the Adviser’s performance and services to the Funds.

4)

The Extent of Economies of Scale as the Azzad Funds Grow

The Trustees discussed realized and potential economies of scale for the Funds. They acknowledged that the Funds are still relatively small. They noted that the Adviser had effectively reduced the expense ratios by maintaining expense cap agreements with the Funds.  They concluded that it was premature to discuss any breakpoints. With respect to the Adviser’s fee structure, the Trustees agreed that the current fee structure was reasonable and fair to shareholders.

5)

Ancillary Benefits (if any) derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that the Adviser is receiving from its association with the Funds. They noted that the Funds operate in a highly regulated environment and that serving as Adviser to the Funds poses considerable costs and regulatory risks to the Adviser and its personnel. They noted that the Adviser had no soft dollar

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

arrangements in the previous years with the brokers it executed trades through. The Trustees agreed that any benefits the Adviser may receive in terms of press coverage, name recognition or even growth in its other business lines appear to be reasonable and may benefit the Funds in the long-term through growth of assets.  They considered the Administration Agreement and compensation paid to the Adviser, noting the Adviser’s costs in administering the Funds exceeds the amount paid by the Funds under this Agreement.  Furthermore, any reimbursements from the Funds’ Plan adopted pursuant to Rule 12b-1, do not cover the full costs of distributing the Funds, which the Adviser supplements from its profits.

Conclusion Based on their evaluation of the preceding factors, the Trustees concluded that the Funds’ shareholders would benefit from continuing the Advisory Agreements with Azzad Asset Management, Inc. with respect to each Fund.   Therefore, the Trustees voted unanimously in favor of the renewal of the Agreements for an additional term of one year.

SUBADVISORY AGREEMENT WITH ZIEGLER WITH RESPECT TO THE AZZAD ETHICAL FUND

1)

Nature, Extent and Quality of Services provided by Ziegler Capital Management to the Azzad Ethical Fund.

The Board considered that Ziegler provides the Ethical Fund with portfolio management services and considered the quality of these services. In addition, Ziegler executes the trades for the Ethical Fund and provides the Adviser with post trade execution analysis. The Trustees acknowledged Ziegler’s commitment to the Ethical Fund, long history and adherence to the Ethical Fund’s investment strategy and philosophy. In addition, the Trustees acknowledged receiving quarterly reports from Ziegler with respect to the Ethical Fund. They considered the portfolio manager’s experience and Ziegler’s compliance culture. They also considered the Fund’s recent investment strategy change to replicate the performance of an enhanced index fund and Ziegler’s commitment to seek to improve the Fund’s performance in comparison with its benchmark and peer group. The Trustees concluded they are satisfied with the nature, extent and quality of services provided by Ziegler.

2)

Investment Performance of the Azzad Ethical Fund and Ziegler.

The Trustees noted that although the Ethical Fund’s since inception performance trailed that of its benchmark, it was important to consider that Ziegler did not become the Fund’s Sub-adviser until August 2012. In addition, Ziegler’s quantitative model, which serves as an enhancement to the Fund by prioritizing valuation and other key quality factors, has worked against the Fund in recent periods, due to recent market conditions. The Trustees acknowledged that changing the Fund’s strategy to better replicate the benchmark was a very recent change (year 2017) and they should continue to monitor its performance. The Trustees also noted the socially responsible restrictions that the Fund abides by make it unique and appealing to investors seeking a fund that limits its investments; however, those restrictions may negatively impact Fund performance at times. They also noted the challenges that conventional active portfolio managers have been facing in trying to outperform the same benchmark.

The Trustees concluded the long-term performance of the Fund was good, and more recent performance was reasonable, considering the Fund’s investment restrictions.

3)

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

Comparative Fees, Profitability, Costs of Services Provided and Potential Ancillary Benefits.

The Trustees acknowledged that Ziegler’s subadvisory fee is paid by the Adviser, not the Fund. Therefore, it does not separately contribute to the Fund’s expense ratio. . As a point of comparison, the Trustees considered the fees that Ziegler charges for managing another product offered by the Adviser and noted that it was equivalent and reasonable to the fee charged for the Fund’s sub-advisory services. The Board noted that the Sub-Adviser is a registered investment adviser owned by Stifel and Stifel makes a majority of its revenue from investment management services. The Board noted that the Sub-Adviser does not benefit from any soft dollar arrangements deriving from its trades for the Fund. Instead, it pays directly for any research services it utilizes for the Fund (and its other clients). The Trustees considered the ratio of the Sub-Adviser’s fees to their costs of providing such services and the amount of the Sub-Adviser’s profit from the Fund in relation to the nature and quality of services it provides to the Azzad Ethical Fund. The Trustees noted that the fees Ziegler charges, in relation to its profit from the Fund, was reasonable. The Trustees noted that Ziegler’s business is growing primarily through its separately managed account clients. Moreover, the Trustees acknowledged that although Ziegler may receive reputational benefits from serving as the Sub-Adviser to a unique fund in a niche market, such benefits are outweighed by the increased regulatory scrutiny and potential liability for sub-advising a registered fund.  The Board concluded that the sub-advisory fee is reasonable and fair, considering the services provided to shareholders. They further concluded that any ancillary benefits the Sub-Adviser may receive from serving the Fund are reasonable and fair.

4)

Economies of Scale to be realized.

The Board recognized that because Ziegler’s fees continue to be paid by the Adviser, not the Fund, an analysis of the economies of scale was more appropriate in the context of the Board’s consideration of the Advisory Agreement with the Adviser. Moreover, the Fund’s flows from the previous year had not materially increased. Nonetheless, the Board noted that it would reconsider economies of scale as the Fund’s assets under management increase.

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Sub-advisory Agreement with Ziegler was fair and reasonable to shareholders, that the Sub-Adviser’s services provided substantial benefits to shareholders, and that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. Therefore, the Board, including a majority of the Independent Trustees, voted unanimously in favor of the renewing of the Sub-Advisory Agreement for an additional term of one year.

SUBADVISORY AGREEMENT WITH FEDERATED WITH RESPECT TO THE  AZZAD WISE CAPITAL FUND

1)

Nature, Quality and Extent of the Services Provided by Federated.

The Board considered that Federated provides the Wise Fund with portfolio management services for most of the net assets of the Wise Fund. The nature of services that Federated provides the Wise Fund have been documented in materials and in presentations made to the Board throughout the previous year and in consideration of renewing the Sub-Advisory Agreement. The Trustees considered Federated’s services considering the Fund’s limited counterparties and challenging restrictions. The Trustees noted that the uncertainty and

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

volatility regarding rising interest rates posed a potential challenge to the Wise Fund. Moreover, Federated’s experience and knowledge with unique and compliant counterparties has been instrumental for the Wise Fund to achieve its primary investment strategy while maintaining volatility low. The Board considered the portfolio management team’s strong credit analysis background and experience in the emerging markets, where most of the Wise Fund’s holdings are sourced. The Trustees also acknowledged the portfolio management team’s familiarity with the holdings of the Wise Fund, primarily with Islamic bank deposits, sukuk and trade finance. The Trustees also considered Federated’s experience specifically with trade finance securities considering regulatory rules and requirements. The Trustees also acknowledged Federated’s role with regards to the Wise Fund’s bank deposits. They acknowledged Federated’s strong compliance culture and its commitment to serving the Wise Fund. The Trustees further considered the Morningstar ratings the Wise Fund had received in the previous periods. The Trustees concluded that it was satisfied with the nature, extent and quality of sub-advisory services provided to the Wise Fund by Federated.

2)

Investment Performance of the Azzad Wise Capital Fund and Federated.

The Trustees noted that the Wise Fund’s 1-year performance trailed that of its benchmark but that its 3, 5 and since inception (April 2010) performance exceeded that of its benchmark, the Bank of America Merrill Lynch US Corp. Government 1-3 Year Index. Moreover, the Trustees acknowledged the Fund had increased its trade finance holdings in line with the portfolio manager’s goal of achieving more yield with relatively low risk and volatility. The Trustees noted that Federated’s investment approach remains consistent. The Trustees concluded that Federated’s performance over the prior periods has been satisfactory and consistent with the long-term investment strategy being pursued by the Fund.

3)

Comparative Fees, Profitability, Costs of Services Provided and Potential Ancillary Benefits.

The Trustees acknowledged that Federated’s sub-advisory fee is paid by the Adviser, not the Fund. Therefore, it does not contribute separately to the Fund’s expense ratio . The Trustees considered the fees that the Sub-Adviser charges with respect to the Wise Fund and considered that the Sub-Adviser had granted the Fund a reduction from its standard fee. The Board noted that the Sub-Adviser was an independent company with a majority of its revenue derived from investment management services. The Board noted that the Sub-Adviser does not benefit from soft dollar arrangements from its trades for the Wise Fund. Instead, it pays directly for any research services it utilizes for the Fund (and its other clients). The Trustees considered the ratio of the Sub-Adviser’s fees to their costs of providing such services and the amount of the Sub-Adviser’s profit in relation to the nature and quality of services it provides to the Azzad Wise Capital Fund. The Trustees noted that the fees Federated charges, in relation to its profit from the Wise Fund, were reasonable. The Trustees noted that Federated’s business is growing primarily through other channels such as acquiring other investment firms. Moreover, the Trustees acknowledged that although Federated may receive reputational benefits from serving as the Sub-Adviser to a unique fund in a niche market, such benefits are outweighed by the increased regulatory scrutiny and potential liability of managing a registered fund.  The Trustees also noted that Federated is an established player in the fixed income fund industry. The Board concluded that the sub-advisory fee is reasonable and fair considering the services provided for the benefit of the shareholders. They further concluded that any ancillary benefits the Sub-Adviser may receive from serving the Fund are reasonable and fair.

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

4)

Economies of Scale to be realized.

The Board recognized that because Federated’s sub-advisory fees are paid by the Adviser and not the Fund, an analysis of the economies of scale was more appropriate in the context of the Board’s consideration of the Advisory Agreement with the Adviser. Nonetheless, the Trustees acknowledged that Federated had reduced its standard fees in serving as Sub-Adviser to the Fund. Moreover, Federated has already agreed to provide lower fees as assets increase at pre-established breakpoints. Therefore, the Trustees concluded that the Subadvisory Agreement with Federated satisfactorily provides for economies of scale to be realized once the Fund’s assets reach a certain size.

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Subadvisory Agreement with Federated was fair and reasonable to shareholders, that the Sub-Adviser’s services provided substantial benefits to shareholders, and that the renewal of the Subadvisory Agreement was in the best interests of the Fund and shareholders. Therefore, the Board, including the Independent Trustees, voted unanimously in favor of renewal the Subadvisory Agreement for an additional term of one year.

BOARD OF TRUSTEES

Syed K. Raheemullah

Bashar Qasem

Abed Awad, Esq.

INVESTMENT ADVISER

Azzad Asset Management, Inc.

SUB-ADVISER

Ziegler Capital Management

Federated Investors, Inc.

DIVIDEND PAYING AGENT,

SHAREHOLDERS’ SERVICING AGENT,

TRANSFER AGENT

Mutual Shareholder Services, LLC

CUSTODIAN

Huntington National Bank, NA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

LEGAL COUNSEL

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2019

$ 24,000

FY 2018

$ 22,500

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY2019

$ 0

FY2018

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2019

$ 3,800

FY 2018

$ 3,800

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY2019

$ 0

FY2018

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2019

$ 0

FY 2018

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AZZAD FUNDS

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date September 6, 2019